UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 29, 2012

THE PAWS PET COMPANY, INC.

(Exact name of registrant as specified in its charter)

ILLINOIS	333-130446	20-3191557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 East Atlantic Ave. #C2-264, Delray Beach, FL, 33483

(Address of principal executive offices, including zip code)

(408) 248-6000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to (i) securing capital for general working purposes, (ii) changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and (iii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 1.01        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 23, 2012 (the “Closing Date”), pursuant to a share exchange agreement dated of even date therewith (the “Agreement”) by and among The PAWS Pet Company, Inc., an Illinois corporation (the “Company”) and all the shareholders (the “Sellers”) of Impact Social Networking Inc., a Georgia corporation (“ISN”), the Company acquired (the “Acquisition”) 100% of the shares of capital stock of ISN from the Shareholders in exchange for 7,394,056 shares (the “Shares”) of the Company’s common stock, no par value per share (the “Common Stock”).

Under the terms of the Agreement, the Company may issue additional shares of its Common Stock to the Sellers based upon the attainment by the Company of certain milestones as further described in the Agreement.

The 7,394,056 Shares issued to the Seller were issued pursuant to the exemption from registration provided under Section 4(2) of the Securities Act.

The foregoing description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.01        COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The information set forth above in Item 1.01 is hereby incorporated by reference in its entirety into this Item 2.01.

On February 23, 2012, the Company acquired the following assets pursuant to the Agreement:

1.	PET-REGISTER.com web site and database.
2.	PET-REGISTER.com email database.
3.	Domains: pet-register.com, animalshelternews.com, vetschedules.com, findalostcat.org, findalostdog.org.
4.	ISN/Twilio telecommunications system with 250 phone numbers.
5.	ISN/Twilio text messaging and robo-call infrastructure technologies.
6.	ISN Facebook programming interface and library.
7.	ISN iPhone programming interface and library.
8.	ISN Email database management technologies.
9.	Vet Schedules veterinarian scheduling and patient notification system.
10.	“Missing Pet Listings” iPhone application.
11.	Animal Shelter News – Newsletter.
12.	Veterinarian email database.
13.	Animal shelter email database.
14.	Emergency Pet Locator pet search database.

The foregoing description of the Properties does not purport to be complete and is qualified in its entirety by reference to Item 1.01 above and to the complete text of the Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 3.02        UNREGISTERED SALES OF EQUITY SECURITIES

Pursuant to the Agreement, the Company issued 7,394,056 Shares to the Seller as the purchase price for the Properties. None of the Shares was registered under the Securities Act. The foregoing description of the issuance of unregistered equity securities in connection with the Acquisitions does not purport to be complete and is qualified in its entirety by reference to Item 1.01 above and to the complete text of the Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K. The Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2010 and its Quarterly Report for its fiscal quarter ended September 30, 2011 is incorporated herein by reference.

Exhibit No.	Description

2.1	Form of Share Exchange Agreement

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 29, 2012

THE PAWS PET COMPANY, INC.

By:	/s/Andrew C. Warner
Name:	Andrew C. Warner
Title:	Chief Financial Officer